American Century Government Income Trust Summary Prospectus Supplement Inflation-Adjusted Bond Fund
Supplement dated October 1, 2015 ■ Summary Prospectus dated August 1, 2015

The changes below will be effective as of December 1, 2015.

The last sentence of the second paragraph under the Principal Investment Strategies section is deleted.

The following is inserted as the third paragraph under the Principal Investment Strategies section.
The fund invests primarily in investment-grade securities, but may also invest a portion of its assets in high-yield securities, or junk bonds. A high-yield security is one that has been rated below the four highest categories by a nationally recognized rating organization.

The following are inserted as the third and fourth bullet points under the Principal Risks section.

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High-Yield Risk - Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

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Liquidity Risk - The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.

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